Exhibit 8.1
LIST OF SUBSIDIARIES
The following is a list of Teekay Offshore Partners L.P.’s subsidiaries as at December 31, 2018:

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Alexita Spirit LLC	Marshall Islands	100.0%
ALP Ace B.V.	Netherlands	100.0%
ALP Centre B.V.	Netherlands	100.0%
ALP Defender B.V.	Netherlands	100.0%
ALP Forward B.V.	Netherlands	100.0%
ALP Guard B.V.	Netherlands	100.0%
ALP Ippon B.V.	Netherlands	100.0%
ALP Keeper B.V.	Netherlands	100.0%
ALP Maritime Contractors B.V.	Netherlands	100.0%
ALP Maritime Group B.V.	Netherlands	100.0%
ALP Maritime Holding B.V.	Netherlands	100.0%
ALP Maritime Services B.V.	Netherlands	100.0%
ALP Ocean Towage Holding B.V.	Netherlands	100.0%
ALP Striker B.V.	Netherlands	100.0%
ALP Sweeper B.V.	Netherlands	100.0%
ALP Winger B.V.	Netherlands	100.0%
Amundsen Spirit L.L.C.	Marshall Islands	100.0%
Apollo Spirit L.L.C.	Marshall Islands	100.0%
Arendal Spirit AS	Norway	100.0%
Arendal Spirit L.L.C.	Marshall Islands	100.0%
Aurora Spirit AS	Norway	100.0%
Bossa Nova Spirit L.L.C.	Marshall Islands	100.0%
Clipper L.L.C.	Marshall Islands	100.0%
Current Spirit AS	Norway	100.0%
Dampier Spirit L.L.C.	Marshall Islands	100.0%
Gina Krog AS	Norway	100.0%
Gina Krog L.L.C.	Marshall Islands	100.0%
Gina Krog Offshore Pte. Ltd.	Singapore	100.0%
Knarr L.L.C.	Marshall Islands	100.0%
Lambada Spirit L.L.C.	Marshall Islands	100.0%
Logitel Offshore Holding AS	Norway	100.0%
Logitel Offshore Holdings Pte. Ltd.	Singapore	100.0%
Logitel Offshore L.L.C.	Marshall Islands	100.0%
Logitel Offshore Norway AS	Norway	100.0%
Logitel Offshore Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig I Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig II L.L.C.	Marshall Islands	100.0%
Logitel Offshore Rig II Pte. Ltd.	Singapore	100.0%
Logitel Offshore Rig III L.L.C.	Marshall Islands	100.0%
Logitel Offshore Rig IV L.L.C.	Marshall Islands	100.0%
Nansen Spirit L.L.C.	Marshall Islands	100.0%
Navion Bergen AS	Norway	100.0%
Navion Bergen L.L.C.	Marshall Islands	100.0%
Navion Gothenburg AS	Norway	100.0%
Navion Offshore Loading AS	Norway	100.0%
Norsk Teekay AS	Norway	100.0%
Norsk Teekay Holdings Ltd.	Marshall Islands	100.0%
Pattani Spirit L.L.C.	Marshall Islands	100.0%
Peary Spirit L.L.C.	Marshall Islands	100.0%
Petrojarl I L.L.C.	Marshall Islands	100.0%

Petrojarl I Production AS	Norway	100.0%
Piranema L.L.C.	Marshall Islands	100.0%
Piranema Production AS	Norway	100.0%
Rainbow Spirit AS	Norway	100.0%
Samba Spirit L.L.C.	Marshall Islands	100.0%
Scott Spirit L.L.C.	Marshall Islands	100.0%
Sertanejo Spirit L.L.C.	Marshall Islands	100.0%
Siri Holdings L.L.C.	Marshall Islands	100.0%
Teekay (Atlantic) Chartering ULC	Canada	100.0%
Teekay (Atlantic) Management ULC	Canada	100.0%
Teekay Al Rayyan L.L.C.	Marshall Islands	100.0%
Teekay Australia Offshore Holdings Pty Ltd.	Australia	100.0%
Teekay do Brasil Servicos Maritimos Ltda.	Brazil	100.0%
Teekay European Holdings, S.A.R.L.	Luxembourg	100.0%
Teekay FSO Finance Pty Ltd.	Australia	100.0%
Teekay Grand Banks AS	Norway	100.0%
Teekay Grand Banks Shipping AS	Norway	100.0%
Teekay Hiload L.L.C.	Marshall Islands	100.0%
Teekay Knarr AS	Norway	100.0%
Teekay Navion Offshore Loading Pte. Ltd.	Singapore	100.0%
Teekay Netherlands European Holdings B.V.	Netherlands	100.0%
Teekay Nordic Holdings Inc.	Marshall Islands	100.0%
Teekay Norway AS	Norway	100.0%
Teekay Norway Hiload AS	Norway	100.0%
Teekay Norway (Marine HR) AS	Norway	100.0%
Teekay Offshore Chartering L.L.C.	Marshall Islands	100.0%
Teekay Offshore Crewing AS	Norway	100.0%
Teekay Offshore European Holdings Cooperatief U.A.	Netherlands	100.0%
Teekay Offshore Finance Corp.	Marshall Islands	100.0%
Teekay Offshore Group Ltd.	Marshall Islands	100.0%
Teekay Offshore Holdings L.L.C.	Marshall Islands	100.0%
Teekay Offshore Operating GP L.L.C.	Marshall Islands	100.0%
Teekay Offshore Operating Holdings L.L.C.	Marshall Islands	100.0%
Teekay Offshore Operating L.P.	Marshall Islands	100.0%
Teekay Offshore Operating Pte. Ltd.	Singapore	100.0%
Teekay Offshore Production Holdings AS	Norway	100.0%
Teekay Offshore Production (Singapore) Pte. Ltd.	Singapore	100.0%
Teekay Petrojarl I Servicos de Petroleo Ltda.	Brazil	100.0%
Teekay Petrojarl Crewing Services Pte. Ltd.	Singapore	100.0%
Teekay Petrojarl Offshore Crewing AS	Norway	100.0%
Teekay Petrojarl Offshore Siri AS	Norway	100.0%
Teekay Petrojarl Producao Petrolifera do Brasil Ltda.	Brazil	100.0%
Teekay Petrojarl Production AS	Norway	100.0%
Teekay Petrojarl UK Limited	United Kingdom	100.0%
Teekay Piranema Servicos de Petroleo Ltda.	Brazil	100.0%
Teekay SHI Hull No 2286 AS	Norway	100.0%
Teekay SHI Hull No 2287 AS	Norway	100.0%
Teekay Shipping Norway AS	Norway	100.0%
Teekay Shipping Partners Holding AS	Norway	100.0%
Teekay Shuttle Tanker Finance L.L.C.	Marshall Islands	100.0%
Teekay Shuttle Tankers L.L.C.	Marshall Islands	100.0%
Teekay Varg Production Limited	United Kingdom	100.0%
Teekay Voyageur Production Limited	United Kingdom	100.0%
Tide Spirit AS	Norway	100.0%
Tiro Sidon Holdings L.L.C.	Marshall Islands	100.0%
Tiro Sidon L.L.C.	Marshall Islands	100.0%
Tiro Sidon UK L.L.P.	United Kingdom	100.0%
TPO Siri L.L.C.	Marshall Islands	100.0%

Ugland Nordic Shipping AS	Norway	100.0%
Varg L.L.C.	Marshall Islands	100.0%
Varg Production AS	Norway	100.0%
Voyageur L.L.C.	Marshall Islands	100.0%
KS Apollo Spirit	Norway	89.0%
Navion Gothenburg L.L.C.	Marshall Islands	50.0%
Nordic Rio L.L.C.	Marshall Islands	50.0%
Partrederiet Stena Ugland Shuttle Tankers I DA	Norway	50.0%
Partrederiet Stena Ugland Shuttle Tankers II DA	Norway	50.0%
Partrederiet Stena Ugland Shuttle Tankers III DA	Norway	50.0%
Stena Spirit L.L.C.	Isle of Man	50.0%